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[GRAPHIC OMITTED]

BARON ASSET FUND
HIGHLIGHTS

PERFORMANCE  ...............................................................1

INVESTMENT THEMES  .........................................................3


RECENT DEVELOPMENTS.........................................................4


PORTFOLIO ADDITIONS.........................................................6


OTHER DEVELOPMENTS .........................................................8




BARON GROWTH
& INCOME FUND
HIGHLIGHTS

PERFORMANCE  ...............................................................9

REAL ESTATE INVESTMENT
TRUST NEWS  ...............................................................11


OTHER DEVELOPMENTS.........................................................11










767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

BARON ASSET FUND
QUARTERLY REPORT o MARCH 31, 1997

Dear Baron Asset
Fund Shareholder:
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PERFORMANCE


Recent performance of Baron Asset Fund has been inconsistent . . . Table I. Baron Asset Fund's 1997 Monthly Performance



Month        Pctg Chng     YTD Chng
----------   -----------   ---------
January           4.8%         4.8%
February         (1.9%)        2.7%
March            (6.0%)       (3.5%)
April             0.7%        (2.8%)
May              11.5%         8.4%

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Over the long term, the performance of Baron Asset Fund has been strong and satisfactory. However, the Fund's performance during the past year has been inconsistent. During the first five months of calendar 1997, the performance of Baron Asset Fund has been especially volatile. This can be easily seen from Table I.


 . . . but the businesses in which we are shareholders continue to grow steadily.


It is difficult, however, to attribute this volatility to fundamental developments within the businesses in which we are part owners. Although their share prices have been volatile, the businesses in which we have invested continue to grow steadily.

===============================================================================
ONE         PERFORMANCE FROM       SINCE INCEPTION         PERFORMANCE FROM
YEAR     4/1/96 THROUGH 3/31/97     (CUMULATIVE)        6/12/87 THROUGH 3/31/97

20          19.8%                      400
              |                                      355%
              |                                       |
              |                        300            |
              |                                       |       231%
10            |                                       |        |
              |                        200            |        |
              |                                       |        |       149%
              |       5.1%                            |        |        |
   2.6%       |        |                              |        |        |
    |         |        |                              |        |        |
 0  |         |        |                 0            |        |        |

   BARON     S&P    RUSSELL                         BARON     S&P    RUSSELL
ASSET FUND   500     2000*                       ASSET FUND   500     2000*

* THE S&P 500 AND RUSSELL 2000 ARE UMNANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.
===============================================================================

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The entire U.S. mutual fund industry has added about $16 billion new assets per month, $80 billion during the first five months of 1997. These very strong results, not far from last year's record numbers, have been in spite of unusual stock market volatility. Charles Schwab's customers, new and existing, have added an estimated $5 billion per month in 1997, $25 billion year to date, to their investments at Schwab. This is record activity. Schwab's earnings are dependent upon the level of customer assets held at the firm. Customer assets held at Schwab have grown 40% per year for the past eight years.


Schwab continues to invest nearly $150 million per year in new systems and technologies to provide more robust services to its customers. It also spends more than $120 million per year for advertising and marketing. Schwab's OneSource mutual fund marketplace continues to grow strongly; its e.Schwab electronic trading is growing explosively. Baron Asset Fund has been a Schwab shareholder since 1992. Schwab's share price has increased more than six times since our initial purchases.


Robert Half's temporary accountants business grew nearly 34% in its existing offices during the first quarter when compared to last year. Half's temp accountants business has increased more than 20% in its comparable offices for each of the past six years. Half's RH Consults' temporary programmers and systems analysts business more than doubled from year ago levels, as it has every quarter for the past three years, to $35.6 million. RH Consults represented about 12.6% of Half's revenues in the first quarter. Due to expenses associated with its extremely rapid growth, Consults currently represents a smaller portion of Half's earnings. Consults was started in 1994. Robert Half's earnings should continue to grow 30-40% per year for the next several years. Baron Asset Fund has been a shareholder of Robert Half since 1991. Its share price has increased more than 15 times since our initial purchases.


Manor Care's earnings in the fiscal quarter ended February were ahead 16% from the prior year. The company continues to physically expand the number of its nursing home/assisted living units about 18-20% per year, a very strong growth rate. The company's newly constructed assisted living units were expected to break even in about 18 months. Most, in reality, have reached break-even in less than 12 months. Manor Care is better positioned than any other long term health care provider due to its reliance upon private pay patients, not those dependent upon government funding. Baron Asset Fund has been a shareholder of Manor Care since 1989. Manor Care's shares have increased in value more than four times since our initial purchases.


DeVry's private colleges are continuing to increase their enrollments, enhance their curriculum and open new schools. Its profits are continuing to increase nearly 25% per year. Baron Asset Fund has been a shareholder since 1991. DeVry's share price has increased more than seven times since our initial purchase. American Radio completed its acquisition of EZ Communications. American Radio's same station revenue in the first quarter jumped 17%. Baron Asset Fund has been a shareholder for about two years. American Radio's share price has more than doubled since our initial purchase. Learning Tree has continued to accelerate the introduction of CBT titles to supplement its classroom training of computer and MIS professionals. The company recently received a large contract to train General Motors' North American sales organization that could become a model to render services to other Fortune 500 businesses. Learning Tree's earnings are increasing more than 40% per year. Baron Asset Fund has been a shareholder for more than two years. Learning Tree's share price has more than quadrupled since our initial purchases. Fifty year old Mirage Resorts will double the size of its business during the next eighteen months. Baron Asset Fund has been a shareholder since 1987. Mirage's stock price has increased more than tenfold during that period.

There have also been favorable developments in virtually all the other businesses in which we are part owners. We expect nearly all the stocks of companies in which we invest or in which we consider investing from time to time to decline in price 20-30% with little apparent cause. It is unusual, however, that many of these declines occur simultaneously, as they have done in June-July 1996 and during March-April of this year. Our investments' share prices have recently largely recovered from their springtime declines. But, we believe their stock prices, in most instances, still do not reflect the favorable long term prospects of their businesses. They continue to trail the performance of larger companies' securities.

Over the long term, we expect the share prices of these companies to reflect the growth of their businesses. As a long term investor in these businesses, Baron Asset Fund should benefit from this projected growth.

Long term performance of Baron Asset Fund significantly beats S&P500, Russell 2000. Recent performance of Baron Asset Fund parallels Russell 2000, lags S&P 500; attractive current values in smaller companies could help Baron Asset.

For the nearly ten years ended May 29, 1997, Baron Asset Fund's per share net asset value increased more than five times. Its annualized rate of return approximates 17.8%. The S&P 500 during the same period increased about 14.1% per year, the Russell 2000, 10.8% per year. During the past 36 months, Baron Asset Fund increased its per share value 95.7%, close to the 99.7% gain of the large cap S&P 500, and substantially ahead of the 60.2% increase by the small cap Russell 2000. Baron Asset Fund was able to achieve these gains although its investments are focused principally in small and mid sized, non-technology businesses. The Fund's performance ranks in the top 2% of all mutual funds since its inception. The Fund is on Schwab's Select List

Baron Asset Fund's per share value increased 22.0% in 1996. Its per share value increased an additional 8.4% in the five months

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through May 1997. Its return from May 1996 through May 1997, however, has been less than stellar. During the twelve months ended May 1997, Baron Asset Fund's per share value increased only 6.4%. The last twelve months have included two periods, June-July 1996 and March-April 1997, when small company stocks significantly under-performed shares of the larger companies included in the Dow Jones Industrial Average and the S&P 500. The Russell 2000 increased 5.2% during the past twelve months; the S&P 500 jumped 29.2%. This represents, according to The New York Times and other observers, "the greatest disparity" in investment performance between large and small companies in history.

We always expect Baron Asset Fund to perform well due to its investments in well managed, fast growing, small and mid-sized businesses that we have purchased carefully at attractive prices. This, regardless of whether big company stocks or small company stocks are in vogue. We long ago learned this will not always be the case. I have been a securities analyst since 1970 and have managed investment portfolios for others since 1975. One of the more important lessons I have learned has been that, over the long term, securities prices normally reflect the value of their underlying businesses. In the short and even intermediate term, however, stocks often under perform their businesses. The trick to successful investing, we believe, is to first identify through intense research the businesses and, as importantly, the managements in which you would like to invest. Value those businesses. Don't buy shares unless you have the opportunity to earn a good return. In our case, we won't invest in a business unless we believe we have the potential to earn at least a 50% return on that investment within two years. In our opinion, the under-performance of small and mid-sized companies' stocks during the last three years, and the severe under performance of these securities during the past twelve months, has created very good value and corresponding investment opportunity.

Baron Asset Fund takes advantage of small cap stock correction in March, April; significantly increases current holdings, makes new investments

At the trough of the small cap stock market correction on April 28, nearly 60% of the stocks in our portfolio had declined 20-40% from their peak prices achieved within the past twelve months. Baron Asset Fund's per share net asset value had fallen 6.3% from its December 31 level. The underlying businesses in which we had invested, however, had grown substantially larger during the past year, on average more than 20% larger. Stock valuations relative to earnings of our businesses were near parity with the slower growing, more economically sensitive, lower return and, in our opinion, less attractive S&P 500 businesses. Our businesses then offered, and continue to offer, attractive value relative to larger companies, and compelling absolute value when cash flows and their growth rates were compared to the "riskless" returns provided by long term government interest rates. As can be seen from the table below, Baron Asset Fund took advantage of this small cap stock market decline. The Fund significantly increased its investments in attractive businesses at very favorable prices during the past five months. It was able to make these purchases at favorable prices largely due to our shareholders' significant purchases of Baron Asset Fund throughout 1997, an occurrence we find especially noteworthy since the purchases were made when small companies' stocks were under-performing.

Table II. Significant Stock Purchases During 1997
-------------------------------------------------------------------------------
                                Purchase         Net         Current     Pct
 Shares         Security         Price         Amount         Price     Change
3,319,000    Vail Resorts        $20.24     $71.2 million    $23.875    18.0%
  895,000    Heftel Brdcast       40.63      36.4 million     49.50     26.8
1,277,800    Manor Care           24.34      31.1 million     28.375    16.6
  816,400    Bristol Hotel        37.29      30.4 million     36.75     (1.5)
  742,500    Sun Intl             34.92      25.9 million     37.875     8.5
1,040,000    Mirage Resorts       21.47      22.3 million     23.875    11.2
  300,000    Charles Schwab       36.35      10.9 million     40.50     11.4
  570,000    Cross Timbers        18.00      10.3 million     19.375     7.6
  275,000    Promus Hotel         33.67       9.3 million     36.125     7.3
  325,000    Corrections Crp      27.12       8.9 million     36.25     33.7
  183,000    Seacor Smit          45.92       8.4 million     51.75     12.7
  245,000    Stewart Ent          33.78       8.3 million     33.75     (0.1)
  227,000    Dollar Tree          35.84       8.1 million     48.00     33.9
  275,000    Sylvan Learning      27.84       7.7 million     35.875    28.9
  285,000    DeVry                20.35       5.8 million     27.625    35.7
  195,000    OM Group             26.89       5.2 million     31.50     17.1
  130,000    Robert Half          35.74       4.6 million     42.875    20.0
  215,000    Cox Radio            19.68       4.2 million     22.375    13.7
  145,000    Stein Mart           20.10       2.9 million     30.25     50.5
  175,000    USA Truck             9.10       1.6 million     10.25     12.6
   70,001    Delta Pine           22.75       1.6 million     30.375    33.5
   45,000    Amer Radio           30.88       1.4 million     37.25     20.6
   65,000    Budget Group         21.00       1.4 million     27.875    32.7
  102,000    Choice Hotel         13.25       1.4 million     15.75     18.9

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INVESTMENT THEMES

Baron Funds' investments remain focused in businesses that could benefit from what we believe to be "mega-trends," long lasting economic trends that are often caused by demographic factors, political programs or societal changes. Mega-trends often create long lasting demand for products and services and, of course, boost the long term profits of businesses providing these products and services. Our "investment themes" focus upon job creating businesses in "sunrise" industries that are beneficiaries of our perceived mega-trends. Several investment themes of current interest follow.


Changes in Government Programs and Policies


Government Privatization. We believe that few services can be provided better or more efficiently by governments than by private enterprise. U.S. voters are forcing our government to reduce its tax rates as a percent of our citizens' incomes. To continue to provide desired services, more and more of these services must be provided by privately owned businesses. We have invested in

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companies that manage private prisons and detention facilities. These companies provide required services for lower cost than the government; employee moral is better; and, recidivism of prisoners, after they are released, is lower due to more effective job training and education provided in the facilities. We have also invested in businesses that will benefit as Medicare risk programs are privatized.

Education. The President believes that better education of our citizens is critical for individuals to obtain better jobs and higher living standards. It is also a key to our country's competitive standing. The President has proposed enhanced government student loans and grants. The number of high school graduates per year will increase more than 20% during the next four years. The Department of Commerce projects that, by the year 2000, 80% of all jobs will require training beyond secondary school. Baron Funds has invested in private colleges that provide an accredited degree, technical training and nearly certain job placement after graduation. The Funds have invested in companies providing computer education and training.

Deregulation. Changed government regulations offer significant opportunity. Legislation deregulating the telecommunications industry last year has permitted significant consolidation in the radio industry. Mergers and acquisitions throughout this industry have provided radio businesses with significant cost reduction, program improvement and marketing opportunities, as well as the opportunity to substantially increase profitability. Baron Funds has invested in radio companies able, with capable management and strong financial capacity, to take advantage of opportunities that have been created.

Changes in Population Demographics

The United States' Hispanic population is growing five times as rapidly as our Caucasian population. We have invested in Hispanic media businesses, both television and radio. Studies demonstrate that Spanish language advertising is more effective than English with this population segment. Rates charged for these ads have not yet reached parity relative to ratings achieved with English language media. We expect ratings to increase with population growth and rates charged per viewer or listener to improve as well. We have also invested in retail businesses providing services in urban, Hispanic communities. We have invested in businesses providing educational services and training to Hispanics.

The elderly population, those 85 years and older, is increasing three times as fast as the general population. As individuals age, more healthcare is required. Baron Funds has invested in nursing homes, institutional pharmacies, assisted living facilities and hospitals, businesses which provide efficient and effective healthcare to the elderly.

The "baby boomers," of which I am one, are our largest population segment. This population segment is also our wealthiest, and is in the midst of peak earnings, diminishing family financial obligations and peak savings. Boomers are starting to consider how to invest the money they will begin to inherit in the next decade. Boomers are also increasing their retirement savings. We have invested in businesses providing financial services to boomers (and to others, of course). We have also lately significantly increased our investments in leisure, vacation and travel activities and services. More affluent boomers should increasingly use these services. It's been fun for me to visit, for business, spectacularly scenic ski mountains, beach resorts that simulate the lost continent of Atlantis and fantasy casino hotels with their magic shows, dolphins, sharks, pirate battles, pyramids and huge lakes in the middle of the Mojave Desert. It's certainly more enjoyable and a welcome change from our more usual tours of nursing homes, hospitals, prisons, cemeteries, cotton fields in mid-August in Mississippi and, cranberry bogs in Wisconsin in February.

Societal Changes

Outsourcing. During the past several years, United States businesses have attempted to lower fixed operating costs by hiring a greater percentage of their workers on a temporary or seasonal basis, "just in time" to perform required services. Businesses have also, increasingly, sought to outsource services like information technology that are not core competencies. Some professionals, like information technology workers, seem to prefer varied assignments in varied locales from disparate businesses to a permanent job assignment. Baron Funds has invested in businesses providing highly specialized temporary workers, accountants, systems analysts and programmers, lab assistants, highly skilled, computer literate office workers and lawyers and paralegals.


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RECENT DEVELOPMENTS

Amusement and Recreation

Choice Hotels

Choice Hotels was a subsidiary of nursing home owner/operator Manor Care. It was given as a tax free dividend to shareholders of Manor Care in the fall of 1996. Manor Care is part of the S & P 500 Index; Choice Hotels is not. When Manor Care's index fund shareholders received shares of Choice Hotels as a dividend, they were compelled to sell the shares. This is without regard to whether or not Choice's shares were attractively priced. In addition, most investors in Manor Care had purchased stock in that company to own a nursing home business. Most health care investors, when they received Choice's shares, also attempted to immediately sell those shares. Finally, when Choice became a publicly owned business, it did so without the services of investment bankers. As a result, few investment analysts then, and to date, follow the company. This is despite the fact that Choice is the United States' second largest hotel franchisor. The lack of usual and customary investment information about the com-

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pany, coupled with obvious natural sellers, has caused Choice's shares to remain undervalued, in both our opinion and that of the company's management. Choice Hotels has so far authorized the repurchase of six million of its shares, about 10% of its total outstanding. To date Choice has repurchased about half the shares it has been authorized to buy.

On April 29, Choice Hotels announced that later this summer its shareholders would receive a tax free dividend, this time of the Choice Hotels' brands franchise services company. The Choice Hotels' franchise business had cash flow of approximately $74 million in the fiscal year ending May 31, 1997. Its cash flow should increase to $90-94 million in the fiscal year starting June 1 and should grow at least 20-25% annually for the next several years. Higher room rates, higher occupancies and more franchised units are the principal factors boosting Choices' revenues. Choice Hotels' franchising operations will have about $75 million long term debt.

About 20% of all new hotels currently under construction in this country are being built by Choice franchisees. The company also has significant additional revenue enhancement as well as cost reduction opportunities. The Choice Hotels' franchising business has no important capital requirements. As a result, it should be able to both continue to repurchase its stock and, at the same time, offer its larger franchisees credit enhancements to encourage their more rapid development of Choice branded properties.

The Choice hotel development company will own and operate 81 hotels that have been acquired, principally during the past five years, as distress properties from financial intermediaries. Most of the acquired properties have been subsequently renovated and repositioned. These hotels have a current stated book value of about $275 million. Cash flow should approximate $45 million in the fiscal year ended May 31, 1997 and could reach $50-55 million next fiscal year. The hotel development company will have about $250 million in long term debt. This company is expected to develop new Choice branded hotels, initially about 20 per year. Current development will focus on Choice's extended stay Main Stay Suites, budget priced Sleep Inns and moderate priced Comfort Inns.

Since we believe the Choice brands franchising business is likely to double its cash flow within three years, and no apparent value is presently being accorded its hotel development business by investors, Baron Asset Fund bought an additional 102,000 shares of Choice at an average cost of $13.02 per share during the past few months. Choice's stock price was $17 5/8 at December 31, 1996. Baron Asset Fund currently owns 6,270,000 Choice Hotels' shares purchased for about $14.36 per share.

Business Services

Budget Group, Inc.

"We invest in people, not just in buildings." We have often used this phrase to describe our desire to invest with executives we not only like, but who, we believe, have personal characteristics we regard as important to the financial success of a business. Drive, intelligence, integrity, entrepreneurial vision, passion and honesty, not in any special order of importance, are key. Focus on the people aspects of businesses has enabled us to identify and invest with executives like Chuck Schwab, Rick Scott, Steve Wynn, Stewart Bainum, Max Messmer and Jay Pritzker when Charles Schwab, Columbia HCA, Mirage Resorts, Manor Care, Robert Half and Hyatt Hotels were small cap companies.

We have also used the "people, not just buildings" phrase to describe the occasional investment we make that cannot be easily justified by conventional securities analysis at the time of our investment. Budget Group, Inc. is one of those investments. Budget Group made its initial public offering in August 1994. It was then called Team Rental. Equity offerings are often very favorably priced to investors during July, and especially favorably priced during August. If you've ever visited our financial capital during the summer, we're sure you would appreciate the difficulty bankers have filling an IPO lunch with portfolio managers and analysts for anything but an opportunity to meet Demi Moore, Cindy Crawford and Bruce Willis (Planet Hollywood). Investors are on vacation.

Another instance where summer doldrums worked to our benefit occurred during July 1991. MGM Grand was then compelled to sell shares to obtain the necessary equity capital to build a new Las Vegas casino. The MGM deal was so difficult to complete due to lack of investor interest that it had to be backstopped by Kirk Kerkorian, MGM's principal shareholder. We were among the largest purchasers of MGM's shares during that offering. MGM's shares quintupled during the next two years.

During Team Rental's initial public stock offering, two of our friends and ourselves were the largest purchasers of Team's newly issued shares. We, in fact, helped the underwriter price the transaction...we told them what we would be willing to pay, $9.50 per share. We were accommodated and Baron Asset Fund became one of the company's largest shareholders. To be fair, Team Rental was a difficult transaction for investors to become excited about and not just because the seasonal calendar was unfavorable. Team was a newly formed business that intended to acquire Budget Rent-a-Car franchisees, boost their revenues, operate those entities more efficiently and lower their financing expense, a very important cost element. The businesses could be acquired for nominal consideration, perhaps 2-3 times adjusted operating income. Revenues were expected to be increased by adding suburban offices to their base airport locations. The new offices were intended to rent not only cars, but small trucks as well. The new offices were expected to stimulate weekend rentals from local residents. This demand was intended to supplement usual weekday airport businessperson sales and permit more efficient fleet utilization. Lower financing costs would result from access to public financing arranged through the firm's underwriter. And the addition of used car lot sales would enable more efficient use of real estate locations.

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The problem? Too many moving parts, too much economic sensitivity and too much leverage. Car prices, fuel costs, interest costs, rental rates and demand for the services offered all had to be considered. And, there was no public company operating history. So, why did we make this investment? It was based simply upon our assessment of the strength of the company's management, and especially on the force of Chairman Sandy Miller's personality. The three person top management group led by Sandy had borrowed $2 million in 1980 for their private company and used those funds and substantial additional leverage to acquire Budget Rent-a-Car franchisees. The profitability of the businesses they purchased was increased significantly and, the acquired companies were sold to Budget, the parent franchisor, in 1989 for $25 million. Sandy and his team were seeking public financing in the summer of 1994 to do it again, this time on a much larger scale. Sandy indicated at the time that he felt that there could be an opportunity in a few years to acquire the then marginally profitable $1 billion plus annual revenues Budget Group, the parent franchisor, from Ford. Sandy felt that if he could buy Budget Group properly, Team could earn back the cost of its acquisition within two years. Sandy explained that if Team could become Budget's largest franchisee, it could probably prevent Budget from being sold to anyone but Team. This statement from an executive who, if he completed the transactions that had been announced before the initial public offering, would have annual revenues of just $62.5 million!


Sandy and his two fellow top executives, John Kennedy and Jeff Congdon, were good to their word. Budget Rent-a-Car franchisees were acquired, one purchase rapidly following another; suburban rental offices and used car lots were opened; operations financing was improved; and, profitability was sharply increased. Team's annual revenues reached $462 million in 1996. Finally, during 1996, Sandy successfully negotiated the purchase of the $1.1 billion revenues Budget parent. Sandy rechristened Team Rental as Budget Group, Inc. If Sandy and his executives are able to improve Budget's profitability, we're believers, Baron Asset Fund could earn further substantial returns on our investment. Budget Group shares have already about tripled from their initial offering price in 1994. Baron Asset Fund currently owns 450,000 shares of Budget Group acquired for about $13.35 per share.

Media and Entertainment

American Radio

The radio industry's highly targeted demographics, good reach and attractive rates are allowing it to inexorably take share from competitive newspapers and television stations. Deregulation has spurred radio industry consolidation and produced both revenue enhancement and cost reduction opportunities. On April 7, American Radio (ARS) completed its merger with EZ Communications. The combination had been announced last fall. ARS is now ranked by Duncan's American Radio as the United States' fourth largest radio company in terms of revenue. ARS reported its pre merger first quarter cash flow increased 32%. Same radio station revenue growth in the quarter was 17% far out pacing strong industry 11% same station revenue gains. Partially responsible for ARS' unusually strong same station gains in the first quarter is the company's ownership of stations with attractive demographics in fast growing, mid sized markets. Among the growth markets where ARS has a leading position are Las Vegas, Charlotte, Sacramento, Fresno, Austin, Portland and Seattle. Powering growth in its more mature markets like Boston and Hartford are improved station programming and marketing efforts.

Offering ARS strong revenue potential is the large percentage of its 96 radio stations not yet mature. Seventeen stations are developmental and producing nominal cash flow; 22 are "sticks" producing no current cash flow. In three to five years, these stations could produce $2 million annual cash flow per station. Also offering potential is the company's rapidly growing communications' towers business which, in four to five years, could produce $50-75 million in annual cash flow. Wireless communications technologies and high definition television should provide this business with rapidly growing demand for its services. Regulatory difficulties permitting and building towers should protect this business from competition. The towers business is not only synergistic with radio, but its returns on capital are attractive as well. We expect ARS' estimated $150 million annual broadcast cash flow in 1997 to about double by the year 2000. Since the company is leveraged, we expect stockholders' returns to exceed cash flow growth. Baron Asset Fund owns 1,320,000 shares of American Radio purchased for about $28.86 per share.


--------------------------------------
PORTFOLIO ADDITIONS

Amusement and Recreation

Vail Resorts

When I was 12 or 13 my dad, my brother and I planned to ski for the day at Bear Mountain, New York. I obviously must have felt it was uncool to snowplow my way down the mountain. On my first, last, and only run of the day I hit a patch of ice and slid into another skier who had to be carried, bleeding, down the mountain in a sled by the ski patrol. Until about ten years ago that remained my only ski experience. My wife then persuaded me that our friends' children were all beginning to learn to ski and that skiing in the west was a lot different than skiing in the east. "There is no ice, only long, spectacularly scenic, uncrowded ski runs," she promised. And, she concluded, "It will be a great family vacation that we can have with our children and, when they're grown up, with our grandchildren." Our kids were six and seven at the time. We planned to travel to Utah with a friend, his wife, their two children and his wife's then 73 year old father. The skiing was, as advertised, spectacular. With the help of great instructors, we quickly learned to navigate the terrain with little

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

difficulty. Our friend's 73 year old father taught his grandchildren to ski! I was hooked. As an aside, the now 83 year old grandfather continues to enjoy skiing with his grandchildren.

When I learned Vail Resorts was readying to become a publicly owned business, I was naturally interested. More so since my family and I had twice visited the Colorado resort and found Vail Village a great place for our kids to safely wander, unescorted, with their friends. Vail's restaurants were terrific; nearby Beaver Creek, also owned by Vail Resorts, was as attractive and even less crowded than Vail; and Vail's Back Bowls skiing offered as challenging an experience as my wife and I desired. We have since become solid blue skiers, our sons, advanced black diamond skiers.


Newly introduced parabolic skis have made it much easier to learn to ski, especially for first time skiers and baby boomers like me. In fact, parabolic skis have the potential to do for skiing what oversized tennis rackets have done for tennis and oversized golf club heads made from titanium for golf. The recent tremendous increase in popularity of snowboarding among teenagers has boosted interest in family ski vacations as well. The problem with skiing, of course, is not just that it's difficult. It's expensive. It's not easy to get there. And, it's perceived that weather can have an important impact each season.


During Christmas week, Easter and Presidents' Weekend, ski resorts are nearly always fully booked at regular prices. During "shoulder" periods, the weeks between Thanksgiving and Christmas, Christmas and Presidents' Weekend and Presidents' Weekend and Spring Break, ski resort visits are often 30% below peak. There have historically been no packages of discounted rooms and airfare available through travel agents to attract groups and individuals to ski resorts during off peak weeks. Adam Aron, an award winning, top marketing executive with senior experience at Hyatt, United Airlines and Norwegian Cruise Lines, was recruited last year as Vail's new chairman. Adam is highly regarded throughout the travel and leisure industry. Adam's first task after joining the company during the summer of 1996 was to increase Colorado Front Range resident skiing at Vail and Beaver Creek. He did this last summer, nearly tripling Colorado resident season pass sales. His challenge this summer is to design programs and packages available through travel agents in the east to attract full price lift ticket guests during off peak periods next winter. Adam intends to use discounted air fares and hotel rooms as lures. We believe the owners of empty hotel rooms and empty airplane seats, when asked to do so, will likely discount their fares to produce attractive ski vacation packages.

The Vail image, its cache, has been well established over thirty years. Infrastructure and cache, coupled with the area's unspoiled and natural beauty, provide Vail Resorts with important competitive advantage. Vail will spend about $20 million this year promoting its resort, many times the marketing budget of any other ski resort. Off-peak, discounted ski packages; new interchangeable skier passes among the four Colorado resorts owned by Vail Resorts, e.g. Vail Mountain, Beaver Creek, Breckenridge and Keystone; and large infrastructure investments in attractions, ski trails, high speed lifts and new restaurants should enable the company to boost skier days and guests 20-25% within the next four years. The four Vail Resorts' mountains currently attract about 900,000 visitors per year and generate 4.5 million skier days per year. We estimate Vail's incremental profit margin on lift ticket sales to be 80%, so success in attracting more visitors should have an important impact on the company's earnings and cash flow.

Although eastern and international destination skiers may be charged $50 per day for lift tickets, Vail Resorts currently realizes only about $30 revenues per day per skier from lift tickets. This is due principally to discounted season passes for Colorado's Front Range skiers. Front Range ski discounts should narrow due to improvements in mountain infrastructure. In addition, a greater percentage of Vail's guests should be destination skiers paying full fare. As a result, we believe Vail can improve its average lift ticket realizations $10 to $15 per skier day within the next four to five years. The average destination skier currently spends more than $300 per skier day for airfare, hotel room, meals and lift tickets. It does not seem unreasonable to think that Vail Resorts, the proprietor of the mountain, the reason most people visit, should be able to achieve a 3-5% greater share of resort spending through higher lift ticket fees. The company's substantial investments in new infrastructure should also produce significant returns.

Vail has been less than convenient to reach. You must fly first to Denver and book ground transport to travel about 90 minutes to reach the town. Eagle Vail, less than twenty minutes from the town of Vail, has recently increased its gate capacity, and scheduled air transport will increase more than 80% this year. With regard to the perceived weather problem: Colorado's annual snowfall is substantial and consistent. Annual Colorado snowfall averages more than 300 inches. In the event snow starts late or ends early, Vail is able to compensate with its own snowmaking capacity.

Vail Resorts' initial public offering occurred in March of this year at $22 per share. Initial trading for this "hot" deal took place at $24 per share. The company's share price then fell to as low as $17 5/8 as hedge fund "flippers" sold their initial share allocations. Vail Resorts' share price has since recovered to above its initial offering price. All this trading activity occurred during the past three months when Vail announced only positive developments. Baron Funds expects Vail to nearly double its annual cash flow in about four years. Baron Asset Fund currently owns 3,519,000 shares of Vail Resorts purchased for approximately $20.24 per share.

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  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Baron Sports Teams

The height challenged, Baron Funds' intramural league basketball team, led by our star REIT, gaming and retail analyst, Mitch "Hakeem the Dream" Rubin, had a disappointing 3-7 record this past year. But, help is on the way. Concerned that new uniforms next season could be in jeopardy, Mitch persuaded senior special situations analyst Morty "Steinbrenner" Schaja to recruit Matt "Oak" Kelly, a six foot something power forward. Matt doubles during daytime, non game hours as Baron Funds' liaison with fee based financial planners. Although we remain unlikely to challenge for the league championship (we still need to improve our three point shooting), we have strong hopes for our hoopsters next season.

The Baron co-ed softball team is another story. Ably led by our team captain, my assistant, Kim "Smokin'" Wilks, a veteran collegiate star, the Baron team prevailed in its first two outings. The last game pitted our stars against the trash talking Turner Broadcasting traveling team from Atlanta. With the game tied 6-6 in the bottom of the sixth, and our colorful pitching star Jim "Irabu" Robillard tiring (during the day Jim doubles as our chief liaison with Baron Funds' shareholders), the heroics of summer intern Chris "Reggie" Thayer first turned the tide and then saved the day. Chris smashed a three run homer during our last at bat and then, during the Turner team's final turn at bat, Chris, running from seemingly the farthest reaches of the outfield, made a Willie Mays like diving catch to save three runs and end the game.


Sixth Annual Baron Investment Conference: October 24, 1997 Essex House, New York City

The Sixth Annual Baron Investment Conference will take place Friday morning, breakfast through lunch, October 24, 1997, at the Essex House in New York City. Please save the date. Our Conference speakers, five chief executives of companies in which Baron Funds are shareholders, will be announced over the summer. Each executive will make a 30 minute formal presentation, often using a slide show, and then take 15 minutes to answer questions from our shareholders. I will, as always, be the final speaker. Following my presentation, I will also try to answer any questions posed by our shareholder guests. I will, as usual, answer questions until our guests tire of asking them.

Before we invest in a business on behalf of our shareholders, we attempt to obtain as much information about the business in which we are considering investing as possible. In addition to published financial information about a business and its competitors, this includes meeting with managements so that we can judge for ourselves their ability and competency, honesty, integrity and business strategies. We strongly believe in "kicking the tires" of our investments. Our annual conferences provide our shareholders with the opportunity to "kick the tires" of their investment in Baron Funds. We hope you will be able to attend. There will be no charge, of course.

Thank you for investing in Baron Funds.

We recognize that it cannot be an easy decision for most individuals when choosing mutual funds in which to invest to save for a home, your childrens' education or your own retirement. We hope you have found our reports, magazine and newspaper interviews and annual conferences of help in allowing you to determine whether Baron Funds represent an appropriate investment for you and your family.

We know you have literally thousands of mutual funds from which to choose. We want to thank you for the confidence you have shown in us by joining us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence. Again, thank you.

Sincerely,




/s/ Ronald Baron
-----------------


Ronald Baron
President

May 29, 1997

[GRAPHIC OMITTED]

BARON GROWTH
& INCOME FUND
HIGHLIGHTS

PERFORMANCE  ...............................................................9

REAL ESTATE INVESTMENT
 TRUST NEWS ...............................................................11


OTHER DEVELOPMENTS.........................................................11

BARON GROWTH & INCOME FUND
QUARTERLY REPORT o MARCH 31, 1997

Dear Baron Growth
Income Shareholder:
-------------------------------------------------------------------------------
PERFORMANCE

The performance of Baron Growth & Income for the five months ended May 29, 1997 has been inconsistent. This can be readily seen from Table I. The Fund's volatility cannot be attributed to either the longer term business prospects or the short term earnings results of the companies in which the Fund is a shareholder. Although their stocks have gyrated, the businesses in which we have invested have continued their steady, strong and uninterrupted growth.



Table I. Baron Growth & Income Fund's 1997 Monthly Performance




Month       Pctg Chng    YTD Pctg Chng
----------  -----------  --------------
January         4.1%           4.1%
February       (1.2)           2.9
March          (5.2)          (2.5)
April           0.5           (1.9)
May            10.4            8.2

Baron Growth & Income Fund is ranked the number one growth and income fund since its inception by Lipper Analytical. This although, during the five months ending May 1997, its performance against the growth and income funds' universe ranks in the third quartile. The Fund would be top ranked among its peers

===============================================================================
ONE        PERFORMANCE FROM       SINCE INCEPTION         PERFORMANCE FROM
YEAR     4/1/96 THROUGH 3/31/97     (CUMULATIVE)       1/3/95 THROUGH 3/31/97

20          19.8%                      100
              |                                      90%
              |                                       |
  11.4%       |                                       |
    |         |                                       |       74%
10  |         |                                       |        |
    |         |                         50            |        |
    |         |                                       |        |       42%
    |         |       5.1%                            |        |        |
    |         |        |                              |        |        |
    |         |        |                              |        |        |
 0  |         |        |                 0            |        |        |

  BARON      S&P    RUSSELL                         BARON     S&P    RUSSELL
 GROWTH &    500     2000*                         GROWTH &   500     2000*
INCOME FUND                                       INCOME FUND

* THE S&P 500 AND RUSSELL 2000 ARE UMNANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.
===============================================================================

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

were it considered a small cap growth fund, both from its inception and for the last five months.

Lipper Analytical ranks Baron Growth & Income Fund the number one performing growth and income fund for the 29 months from the Fund's inception through May 29, 1997. Lipper includes 416 funds in this category. Baron Growth & Income Fund was the number one performing fund of 495 funds in Lipper's growth and income category in 1995, the Fund's initial year in operation. It was ranked 36th of 522 growth and income funds in 1996, its second year. In the five months ended May 30, 1997, penalized by its small company investments, Baron Growth & Income's per share value gained 8.2%, a relatively modest amount. For the twelve months ended May 1997, the Fund's per share value gained 14.2%, also a relatively modest gain.

Most growth and income funds, unlike Baron Growth & Income Fund, concentrate their investments in S&P 500 stocks, large, mature, slower growing, economically sensitive companies with substantial dividends. S&P 500 companies usually have less attractive opportunities to invest capital in their own businesses to earn high rates of return and choose, instead, to return a significant portion of their profits to their shareholders as dividends. We expect that, over the long term, our investments in fast growing, very profitable, small and mid-sized businesses, well managed by entrepreneurs, will outperform the larger, slower growing, ponderous, less profitable S&P 500 businesses.

Morningstar does classify Baron Growth & Income Fund as a small cap fund. That firm eliminated its growth and income category last year. In Morningstar's small cap category, Baron Growth & Income would be a top ranked fund, both from its inception and this year. Morningstar does not give rankings to mutual funds less than three years old. Baron Growth & Income will be ranked by Morningstar in seven months.

Baron Growth & Income Fund is more conservatively managed than most other small cap funds. This is readily apparent since nearly 30% of our Fund's assets are invested in income producing securities. Regardless, Baron Growth & Income Fund would be the number one performing small cap fund since its inception were it considered by Lipper a small cap growth fund. Past performance is no guarantee of future results.


Table II. Performance Benchmarks



                    12/31/96-5/29/97    5/31/96-5/29/97    12/31/94-5/29/97
Baron G&I                   8.2%              14.2%             110.8%
(Inception
  1/3/95)
Lipper G&I                 11.2               22.8               76.7
(655 Funds)
S&P 500                    15.4               29.4               95.1
Lipper Small Cap            3.5                3.9               56.0
(429 Funds)
Russell 2000                5.7                7.0               57.9

Baron Growth & Income Fund takes advantage of March-
April small cap stock market correction. Adds to holdings.

Baron Growth & Income Fund adheres to what can be considered a bifurcated investment strategy. It invests a significant portion of its assets in income producing securities, the balance in fast growing small and mid-sized businesses. The Fund's income generating securities currently comprise real estate investment trusts, debentures and preferreds convertible into equity securities and special situations which, if their earnings are passed through to their shareholders as dividends, are able to avoid corporate tax. Income producing securities currently comprise about 28% of the Fund's assets. These securities have represented as much as 35% of Baron Growth & Income Fund's assets. The Fund's holdings of income producing securities will presumably be less volatile than our small cap stock investments. This is because a significant portion of the annual returns achieved by higher yielding securities can be expected to be derived from more predictable interest and dividends. Of course, the annual expected total return on income producing securities will be somewhat less, as well.

First, the income producing securities. When the underlying equity securities of American Radio and Seacor Smit fell in April, Baron Growth & Income purchased Seacor Smit convertible debentures and American Radio convertible preferred. Seacor Smit has also been repurchasing its shares. The Fund reduced its holdings in certain property REITs following their spectacular performance last year. We considered the REITs whose shares we sold to be dependent for growth upon what we considered financial transactions that were taking place at rapidly escalating prices. We partially replaced these REIT holdings with investments in enterprises that were creating value through superior property management and development skills. Included in this category are Spieker Properties, Healthcare Realty, Reckson Associates, Columbus Realty and Sun Communities. As we have previously reported, we plan for our investments in income producing securities to provide our portfolio with stability that is not normally present in most small cap funds. However, our income producing investments must be regarded as more speculative than most held by other growth and income funds.

Baron Growth & Income Fund's more conservative, value oriented, income producing investments have permitted it to make focused investments in our more growth oriented investments. The Fund sharply increased its holdings in Choice Hotels during the past five months. The recently announced spinoff of the Choice hotel franchise business could produce at least a 20-25% return for Choice's shareholders within the next twelve months. Choice could double its operating earnings and cash flow within three years. Choice has been repurchasing a significant portion of its shares. When casino gaming stocks fell sharply, i.e., 35-50% below their peak prices achieved within the past twelve months, we sharply increased our holdings in Mirage Resorts and Sun International. These share price declines were due to what we

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

perceived as short term earnings concerns. Mirage could double its cash flow within two years; Sun International could more than triple its earnings within four years. Mirage has been aggressively repurchasing its shares. When Heftel, DeVry and Stein Mart announced secondary offerings, their stocks fell and we significantly increased our investments in those companies, as well. The Fund also significantly increased its investment in Smart & Final following the announcement by that company of a very attractive real estate transaction with the company's principal shareholder. The Fund also increased its holdings in two small, rapidly growing businesses, healthcare services provider Counsel Corporation and the provider of alternative education for troubled youths Children's Comprehensive Services, when we had the opportunity to do so.

Table III. Significant Stock Purchases During 1997



 Shares                            Purchase         Net           Current          Pct
/Prin. Amt        Security          Price          Amount          Price           Chng
1,300,000      Choice Hotel         $15.54      $20.2 million     $ 15.75           1.4%
  310,000      Manor Care            26.30        8.2 million       28.63           8.9
  160,000      Vail Resorts          20.51        3.3 million       23.88          16.4
   90,000      Spieker Ppty          35.16        3.2 million       36.88           4.9
   95,000      Mirage Resorts        22.09        2.1 million       23.88           4.9
   50,000      Heftel Brdcst         40.74        2.0 million       49.50          21.5
  160,000      Children's Comp       12.58        1.6 million       15.25          21.2
   40,000      Robert Half           35.46        1.4 million       42.88          20.9
   75,000      Counsel               12.60        1.0 million       14.25          13.0
   20,000      Am Rad 7% cvpf        46.75         .9 million       54.25          16.0
   30,000      Healthcare Rlty       27.25         .8 million       26.00          (4.6)
   36,720      Columbus Rlty         21.36         .8 million       22.00           3.0
  700,000      Seacor cv db         948.20         .7 million    1,020.75           7.7
   20,000      Sun Intl              36.00         .7 million       37.88           5.2
   30,000      Stein Mart            19.83         .6 million       30.25          52.5
   30,000      DeVry                 19.27         .6 million       27.63          43.4
   15,000      Registry              38.26         .6 million       48.25          26.1
   15,000      Dollar Tree           36.05         .5 million       48.00          33.1

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST NEWS

Since Baron Growth & Income Fund's inception 29 months ago, the Fund has invested a significant portion of its assets in REITs. In general, the percentage of our Fund we have allocated to this non-traditional asset class has approximated 20-25%. REITs' performances have not been closely correlated to general stock market trends. We had hoped to earn 10-15% per year total return from these investments. (We try to double our money every three to five years with our riskier small cap growth stocks investments.) The performance of REITs in which Baron Growth & Income Fund has invested, however, can only be characterized as "growth-stock like." During 1995, our REITs generated total return of about 20%; the return achieved by this portfolio segment in 1996 was 48.5%. The Fund's real estate portfolio segment outperformed all mutual funds dedicated to investing only in REITs both years. During 1997, our REIT portfolio segment is ranked third among those mutual funds which invest exclusively in real estate. Through May the total return earned on our REIT portfolio approximates 4.6%.

The Morgan Stanley REIT index, a proxy for the performance of all publicly owned equity REITs, fell 0.1% from December 31, 1996 through May 29, 1997. What happened? We think the explanation is relatively straightforward. REITs achieved very strong gains in the last half of 1996, in many instances propelling their prices to levels close to or above the replacement value of their owned real estate. When we had first invested in these businesses, we were able to easily purchase securities for significantly less than it would cost to build new buildings. In addition, it was not then possible to economically justify new construction based upon prevailing rent levels. In most instances, it still remains difficult to justify and obtain financing for new construction. But, in more and more instances, interest in new construction is increasing. Private owners of real estate have also recognized the relatively high prices that publicly owned real estate companies now command. Initial public offerings of REITs increased significantly during the first quarter. In our opinion equity offerings and current high REIT prices have limited share price gains for these companies this year.

Baron Growth & Income Fund reduced the percentage of its portfolio investments in REITs from 26.7% at year end 1996 to 20.2% at the end of May. Investments in office REITs that had performed especially well last year and which were dependent for their growth upon acquisitions of ever higher priced real estate were reduced. We have continued to add to our investments in real estate businesses with strong management capabilities focused on improving internal performance of owned office properties. (Spieker Properties) We have increased our investment in a unique urban apartment developer, an imaginative community developer able to command premium prices for its upscale neighborhood projects. (Columbus Realty) We have increased our investment in one of the leading owners and operators of manufactured home communities, a business with significant zoning barriers to entry. (Sun Communities) We have increased our investment in an office and industrial real estate business in the New York, New Jersey and Connecticut suburban sub-markets that has demonstrated a unique, entrepreneurial approach to acquisition and redevelopment. (Reckson Associates) We believe that all of the above businesses should be able to grow their business cash flow in excess of 10% per year. Coupled with their current dividends, we believe Baron Growth & Income should be able to achieve its total return objectives with these investments.


-------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Sections of the preceding Baron Asset Fund quarterly report are relevant to your investment in Baron Growth & Income Fund

The discussion titled "Investment Themes" is applicable to both mutual funds. The section titled "Recent Developments" includes comments on Choice Hotels and American Radio that are also

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

relevant to your investment in Baron Growth & Income Fund. In addition, the discussion in "Portfolio Additions" on Vail Resorts is also pertinent. You might also find our comments in Baron Asset Fund's report titled "Other Developments" regarding the Baron Sports Teams of interest.

Sixth Annual Baron Investment Conference: October 24, 1997 Essex House, New York City

The Sixth Annual Baron Investment Conference will take place Friday morning, breakfast through lunch, October 24, 1997, at the Essex House in New York City. Please save the date. Our Conference speakers, five chief executives of companies in which Baron Funds are shareholders, will be announced over the summer. Each executive will make a 30 minute formal presentation, often using a slide show, and then take 15 minutes to answer questions from our shareholders. I will, as always, be the final speaker. Following my presentation, I will also try to answer any questions posed by our shareholder guests. I will, as usual, answer questions until our guests tire of asking them.

Before we invest in a business on behalf of our shareholders, we attempt to obtain as much information about the business in which we are considering investing as possible. In addition to published financial information about a business and its competitors, this includes meeting with managements so that we can judge for ourselves their ability and competency, honesty, integrity and business strategies. We strongly believe in "kicking the tires" of our investments. Our annual conferences provide our shareholders with the opportunity to "kick the tires" of their investment in Baron Funds. We hope you will be able to attend. There will be no charge, of course.

Thank you for investing in Baron Funds.


We recognize that it cannot be an easy decision for most individuals when choosing mutual funds in which to invest to save for a home, your childrens' education or your own retirement. We hope you have found our reports, magazine and newspaper interviews and annual conferences of help in allowing you to determine whether Baron Funds represent an appropriate investment for you and your family.


We know you have literally thousands of mutual funds from which to choose. We want to thank you for the confidence you have shown in us by joining us as fellow shareholders in Baron Funds.


We will continue to work hard to justify your confidence. Again, thank you.


Thank you for investing in Baron Growth & Income Fund


Sincerely,




/s/ Ronald Baron
-----------------
Ronald Baron
President


May 29, 1997

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------



The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $2.0 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

Baron Asset Fund
-------------------------------------------------------------------------------



                                                   Equity        % of
Company                                          Market Cap    Portfolio
-------------------------------------------------------------------------
                                                  ('000s)
                              Large Capitalization
-------------------------------------------------------------------------
Charles Schwab Corp.   ........................    5,602,176       5.4%
Mirage Resorts, Inc.   ........................    3,795,739       0.9
Globalstar Telecomm., Ltd    ..................    2,996,000       0.2
Public Storage, Inc.   ........................    2,883,731       0.4
Circus Circus Enterprises, Inc. ...............    2,466,412       2.6
Starwood Lodging Trust    .....................    2,269,800       0.9
Robert Half Intl., Inc.   .....................    2,093,302       2.9
                                                                 -----
                                                                  13.4%
                             Medium Capitalization
--------------------------------------------------------------------------
Corrections Corp. of America    ...............    1,818,896       1.7%
Vornado Realty Trust   ........................    1,772,079       0.5
Promus Hotel Corp.  ...........................    1,709,881       0.4
Nine West Group, Inc.  ........................    1,601,737       0.5
La Quinta Inns, Inc.   ........................    1,590,329       0.4
Manor Care, Inc.    ...........................    1,545,594       5.6
Quorum Health Group, Inc. .....................    1,511,825       2.3
Stewart Enterprises, Inc. CL A  ...............    1,475,367       2.2
Industrie Natuzzi SPA  ........................    1,345,738       0.2
Highwoods Properties, Inc.   ..................    1,201,243       0.2
Kimco Realty Corp.  ...........................    1,177,540       0.5
Sun Intl. Hotels, Ltd  ........................    1,099,070       1.0
Genesis Health Ventures, Inc.   ...............    1,091,281       1.9
Proffitt's Inc.  ..............................    1,061,870       0.3
Storage USA, Inc.   ...........................    1,034,491       0.3
                                                                 -----
                                                                  18.0%
                              Small Capitalization
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.  .....................      960,224       2.3%
American Radio Systems Corp. Class A .               896,700       2.0
Choice Hotels Intl. Inc.  .....................      847,854       5.0
Heftel Broadcasting Corp. .....................      761,577       4.6
DeVry, Inc.   .................................      759,044       1.6
Williams-Sonoma, Inc.  ........................      734,390       0.2
Bristol Hotel Co.   ...........................      720,621       1.7
Seacor Holdings, Inc.  ........................      702,327       0.9
NTL, Inc. (Formerly Intl. CableTel, Inc.)   .        688,150       3.3

--------------------------------------------------------------------------
                                          Equity        % of
Company                                 Market Cap    Portfolio
--------------------------------------------------------------------------
                                         ('000s)
                        Small Capitalization (Continued)
--------------------------------------------------------------------------
Stein Mart, Inc. .....................    657,495         1.1%
Delta and Pine Land Co.   ............    655,627         1.0
Vail Resorts, Inc.  ..................    649,331         2.4
Learning Tree Intl., Inc.    .........    615,860         0.9
OM Group, Inc.   .....................    608,006         1.5
Sylvan Learning Systems, Inc.   ......    606,771         0.2
Cox Radio, Inc.  .....................    587,529         0.8
Redwood Trust, Inc. ..................    545,658         0.7
Sun Communities, Inc.  ...............    510,720         0.6
Vitalink Pharmacy Svcs, Inc.    ......    510,471         0.6
The Registry, Inc.  ..................    496,113         1.3
Premier Parks, Inc.    ...............    473,538         0.9
Libbey, Inc.  ........................    470,656         0.5
Petco Animal Supplies, Inc.  .........    437,100         0.8
Equity Corp. Intl.  ..................    434,616         0.3
Smart and Final, Inc.  ...............    432,476         2.6
Cross Timbers Oil Co.  ...............    419,016         2.3
Metro Networks, Inc.   ...............    380,650         1.7
Team Rental Group, Inc.   ............    353,220         0.5
Palmer Wireless, Inc.  ...............    347,851         0.6
Alexander's, Inc.   ..................    346,319         0.6
Rainforest Cafe, Inc.  ...............    341,004         0.2
American HomePatient, Inc.   .........    328,143         0.4
Education Management Corp.   .........    327,395         0.9
Avatar Holdings, Inc.  ...............    305,819         1.5
Young Broadcasting, Inc.  ............    295,338         1.2
Shaw Group, Inc.    ..................    282,735         0.7
American Mobile Satellite Corp. ......    282,353         2.3
Flextronics Intl. Ltd.    ............    269,942         1.8
Columbus Realty Trust  ...............    262,833         0.2
Marcus Corp.  ........................    238,416         0.6
CoreComm, Inc. (Formerly Cellular
  Comm. of P.R.) .....................    189,573         1.0
Chartwell Leisure, Inc.   ............    156,254         0.7
Saga Communications, Inc. ............    147,076         2.1
Youth Services Intl., Inc.   .........    139,725         1.2
DVI, Inc.  ...........................    118,103         0.9
Pediatric Services of America, Inc.       118,082         1.0
Summit Care Corp.   ..................     90,589         0.4
USA Truck, Inc.  .....................     77,212         0.1
                                                        -----
                                                         60.3%

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Baron Growth & Income Fund
--------------------------------------------------------------------------------



                                                   Equity        % of
Company                                          Market Cap    Portfolio
--------------------------------------------------------------------------
                                                  ('000s)
                              Large Capitalization
--------------------------------------------------------------------------
Franklin Resources, Inc.  .....................    6,430,845       1.1%
Charles Schwab Corp.   ........................    5,602,176       6.0
Mirage Resorts, Inc.   ........................    3,795,739       0.7
Public Storage, Inc.   ........................    2,883,731       1.8
Crescent Real Estate Equities, Inc.   .........    2,496,417       0.5
Circus Circus Enterprises, Inc. ...............    2,466,412       2.1
Starwood Lodging Trust    .....................    2,269,800       3.1
Robert Half Intl., Inc.   .....................    2,093,302       2.2
                                                                 -----
                                                                  17.5%
                             Medium Capitalization
--------------------------------------------------------------------------
Beacon Properties Corp.   .....................    1,825,718       0.8%
Corrections Corp. of America ..................    1,818,896       2.0
Vornado Realty Trust   ........................    1,772,079       1.6
Spieker Properties, Inc.  .....................    1,692,834       1.2
Manor Care, Inc.    ...........................    1,545,594       6.4
Quorum Health Group, Inc. .....................    1,511,825       1.4
Stewart Enterprises, Inc. CL A  ...............    1,475,367       1.5
Highwoods Properties, Inc.   ..................    1,201,243       1.5
Kimco Realty Corp.  ...........................    1,177,540       1.4
Cali Realty Corp.   ...........................    1,173,504       0.6
Sun Intl. Hotels, Ltd. ........................    1,099,070       2.2
Genesis Health Ventures, Inc.   ...............    1,091,281       0.9
Storage USA, Inc.   ...........................    1,034,491       2.0
                                                                 -----
                                                                  23.6%
                              Small Capitalization
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.  .....................      960,224       1.8%
American Radio Systems Corp.    ...............      896,700       3.6
Choice Hotels Intl., Inc. .....................      847,854       7.9
Reckson Associates Realty Corp.    ............      790,790       0.5
Heftel Broadcasting Corp. .....................      761,577       3.4
DeVry, Inc.   .................................      759,044       1.4
Seacor Holdings  ..............................      702,327       0.4
NTL, Inc. (Formerly Intl. CableTel, Inc.)   .        688,150       2.6
Stein Mart, Inc. ..............................      657,495       0.8
Delta and Pine Land Co.   .....................      655,627       1.1
Vail Resorts, Inc.  ...........................      649,331       0.9
Learning Tree Intl., Inc.    ..................      615,860       0.5
OM Group, Inc.   ..............................      608,006       1.4
Arden Realty Group, Inc.  .....................      590,780       1.0
CBL & Associates Properties  ..................      587,363       0.8
Multicare Companies, Inc. .....................      581,010       1.0
Redwood Trust, Inc. ...........................      545,658       2.7
Healthcare Realty Trust, Inc.   ...............      526,367       1.1
Sun Communities, Inc.  ........................      510,720       2.2
The Registry, Inc.  ...........................      496,113       0.2
Petco Animal Supplies, Inc.  ..................      437,100       0.6

--------------------------------------------------------------------------
                                          Equity        % of
Company                                 Market Cap    Portfolio
--------------------------------------------------------------------------
                                         ('000s)
                        Small Capitalization (Continued)
--------------------------------------------------------------------------
Smart and Final, Inc.  ...............    432,476         2.1%
Southern Union Co.  ..................    390,591         2.2
Metro Networks, Inc.   ...............    380,650         0.9
Palmer Wireless, Inc.  ...............    347,851         0.3
Alexander's, Inc.   ..................    346,319         0.4
Education Management Corp.   .........    327,395         0.5
Avatar Holdings, Inc.  ...............    305,819         0.4
American Mobile Satellite Corp.    ...    282,353         2.6
Counsel Corp. ........................    274,096         1.3
Flextronics Intl. Ltd.    ............    269,942         1.4
Columbus Realty Trust  ...............    262,833         1.5
Marcus Corp.  ........................    238,416         0.6
CoreComm, Inc. (Formerly Cellular
  Comm. of P.R.)    ..................    189,573         1.0
Medallion Financial Corp. ............    149,531         2.4
Saga Communications, Inc.    .........    147,076         1.6
Youth Services Intl., Inc.   .........    139,725         1.0
DVI, Inc.  ...........................    118,103         0.9
Pediatric Services of America, Inc.       118,082         1.1
Children's Comprehensive
  Services, Inc.    ..................     81,949         0.6
                                                        -----
                                                         58.9%

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table II
--------------------------------------------------------------------------------

Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.


                                    Baron Asset    Baron Growth
                                       Fund        & Income Fund
                                    -------------  --------------
                                       % of            % of
                                     Portfolio      Portfolio
                                    -------------  --------------
Oil Price Sensitivity    .........      23.2%          25.1%
Leverage (Debt (Greater Than) 40%
 of Market Cap)   ................      23.0           25.1
Foreign Sales Dependent
  (Sales (Greater Than) 10%) .....      14.5           13.8
Volatility (Beta
   (Greater Than) 1.2)  ..........      18.8           18.2
Over-the-Counter Securities.......      36.3           29.1
Unseasoned Securities
 (Publicly owned for
   (Less Than) 3 years) ..........      32.3           36.1
 (Publicly owned for
  (Less Than) 1 year).............      12.1           13.8
Turnarounds  .....................       0.5            0.0
Development Companies    .........       7.1            5.6

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

Baron Asset Fund
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                 Net Asset                      Value of Shares
                                  Value                        Owned, if Initial
 Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
--------------------------------------------------------------------------------------
06/12/87       $     108,728       $10.00                            $10,000
--------------------------------------------------------------------------------------
06/30/87           1,437,521        10.71                             10,710
--------------------------------------------------------------------------------------
09/30/87           3,905,221        11.95                             11,950
--------------------------------------------------------------------------------------
12/31/87           4,406,972        10.10        $0.197               10,298
--------------------------------------------------------------------------------------
03/31/88           6,939,435        11.56                             11,786
--------------------------------------------------------------------------------------
06/30/88           9,801,677        12.68                             12,928
--------------------------------------------------------------------------------------
09/30/88          11,734,509        12.98                             13,234
--------------------------------------------------------------------------------------
12/31/88          15,112,031        12.87         0.701               13,843
--------------------------------------------------------------------------------------
03/31/89          22,269,578        14.75                             15,864
--------------------------------------------------------------------------------------
06/30/89          31,397,929        16.06                             17,273
--------------------------------------------------------------------------------------
09/30/89          47,658,616        17.22                             18,521
--------------------------------------------------------------------------------------
12/31/89          49,007,084        14.66         1.409               17,299
--------------------------------------------------------------------------------------
03/31/90          50,837,946        13.87                             16,367
--------------------------------------------------------------------------------------
06/30/90          54,413,786        14.32                             16,898
--------------------------------------------------------------------------------------
09/30/90          40,002,612        10.88                             12,838
--------------------------------------------------------------------------------------
12/31/90          42,376,625        11.75         0.198               14,100
--------------------------------------------------------------------------------------
03/31/91          47,104,889        13.88                             16,656
--------------------------------------------------------------------------------------
06/30/91          45,600,730        13.81                             16,572
--------------------------------------------------------------------------------------
09/30/91          47,409,180        14.80                             17,760
--------------------------------------------------------------------------------------
12/31/91          46,305,042        15.71         0.035               18,895
--------------------------------------------------------------------------------------
03/31/92          48,011,634        16.72                             20,109
--------------------------------------------------------------------------------------
06/30/92          42,289,409        15.28                             18,377
--------------------------------------------------------------------------------------
09/30/92          43,816,305        16.20                             19,484
--------------------------------------------------------------------------------------
12/31/92          47,955,530        17.73         0.162               21,522
--------------------------------------------------------------------------------------
03/31/93          50,015,244        18.82                             22,845
--------------------------------------------------------------------------------------
06/30/93          52,432,090        19.70                             23,912
--------------------------------------------------------------------------------------
09/30/93          59,916,570        21.91                             26,595
--------------------------------------------------------------------------------------
12/31/93          64,069,114        21.11         0.774               26,576
--------------------------------------------------------------------------------------
03/31/94          63,099,109        20.69                             26,047
--------------------------------------------------------------------------------------
06/30/94          68,880,300        20.40                             25,682
--------------------------------------------------------------------------------------
09/30/94          80,258,542        22.82                             28,728
--------------------------------------------------------------------------------------
12/31/94          87,058,228        22.01         0.656               28,547
--------------------------------------------------------------------------------------
03/31/95         160,603,528        24.29                             31,505
--------------------------------------------------------------------------------------
06/30/95         202,259,502        25.79                             33,450
--------------------------------------------------------------------------------------
09/30/95         289,973,331        29.30                             38,003
--------------------------------------------------------------------------------------
12/31/95         353,095,409        29.74         0.034               38,618
--------------------------------------------------------------------------------------
03/31/96         638,297,904        34.14                             44,332
--------------------------------------------------------------------------------------
06/30/96       1,124,647,802        36.65                             47,591
--------------------------------------------------------------------------------------
09/30/96       1,166,057,654        35.50                             46,098
--------------------------------------------------------------------------------------
12/31/96       1,326,321,785        36.23         0.039               47,097
--------------------------------------------------------------------------------------
03/31/97       1,663,347,667        34.98                             45,472
--------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Baron Growth & Income Fund
-------------------------------------------------------------------------------

                                  Net Asset                    Value of Shares
                                    Value                     Owned, if Initial
 Date          Fund Net Assets    Per Share    Dividends    Investment was $10,000*
--------------------------------------------------------------------------------------
   01/03/95       $   741,000       $10.00                          $10,000
--------------------------------------------------------------------------------------
   03/31/95         3,425,507        11.78                           11,780
--------------------------------------------------------------------------------------
   06/30/95         7,231,619        13.18                           13,180
--------------------------------------------------------------------------------------
   09/30/95        28,632,467        14.77                           14,770
--------------------------------------------------------------------------------------
   12/31/95        41,043,705        15.11       0.142               15,254
--------------------------------------------------------------------------------------
   03/31/96        77,337,831        16.90                           17,061
--------------------------------------------------------------------------------------
   06/30/96       172,070,435        18.20                           18,373
--------------------------------------------------------------------------------------
   09/30/96       207,234,494        18.40                           18,575
--------------------------------------------------------------------------------------
   12/31/96       243,983,507        19.04       0.255               19,483
--------------------------------------------------------------------------------------
   03/31/97       273,907,177        18.57                           19,002
--------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                           Period ended March 31, 1997


One year                                                                    2.6%
--------------------------------------------------------------------------------
Two years                                                                  20.1%
--------------------------------------------------------------------------------
Three years                                                                20.4%
--------------------------------------------------------------------------------
Four years                                                                 18.8%
--------------------------------------------------------------------------------
Five years                                                                 17.7%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              16.7%
--------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                           Period ended March 31, 1997


One year                                                                   11.4%
--------------------------------------------------------------------------------
Two years                                                                  27.0%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            33.0%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about The Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 1997 (Unaudited)

                                                             Market
     Shares                                                   Value
--------------------------------------------------------------------------------
Common Stocks (93.40%)
--------------------------------------------------------------------------------
                 Amusement and Recreation Services (16.67%)
     640,000     Bristol Hotel Co.*                         $27,840,000
     124,071     Chartwell Leisure, Inc.*                     1,736,994
     658,929     Chartwell Leisure, Inc.* +                   9,225,006
   6,168,000     Choice Hotels Intl. Inc.*#                  83,268,000
   1,672,000     Circus Circus Enterprises, Inc.*            43,472,000
     320,000     La Quinta Inns, Inc.                         6,560,000
     445,000     Marcus Corp.                                 9,734,375
     735,000     Mirage Resorts, Inc.*                       15,618,750
     609,500     Premier Parks, Inc.*                        15,770,812
     210,000     Promus Hotel Corp.*                          6,982,500
     470,000     Sun Intl. Hotels, Ltd*                      16,450,000
   2,085,000     Vail Resorts, Inc.*#                        40,657,500
                                                           ------------
                                                            277,315,937
                 Business Services (7.18%)
     240,000     Equity Corp. Intl.*                          5,040,000
     592,500     The Registry, Inc.*                         21,033,750
   1,390,000     Robert Half Intl., Inc.*                    48,476,250
     999,250     Stewart Enterprises, Inc. CL A              36,472,625
     400,000     Team Rental Group, Inc.*                     8,400,000
                                                           ------------
                                                            119,422,625
                 Chemical (1.49%)
     882,000     OM Group, Inc.                              24,806,250
                 Communications (5.41%)
   3,407,600     American Mobile Satellite Corp.*#           38,335,500
   1,094,900     CoreComm, Inc.(Formerly Cellular
                  Comm. of P.R.)*#                           15,876,050
      75,000     Globalstar Telecomm., Ltd*                   4,012,500
   1,030,000     NTL, Inc.(Formerly Intl.
                  CableTel, Inc.)*                           22,145,000
     780,000     Palmer Wireless, Inc.*                       9,555,000
                                                           ------------
                                                             89,924,050
                 Education (3.56%)
   1,192,500     DeVry, Inc.*                                26,235,000
     633,000     Education Management Corp.*                 14,400,750
     526,500     Learning Tree Intl., Inc.*                  14,742,000
     156,000     Sylvan Learning Systems, Inc.*               3,861,000
                                                           ------------
                                                             59,238,750
                 Energy (3.26%)
   2,480,000     Cross Timbers Oil Co.#                      38,750,000
     290,000     Seacor Holdings, Inc.*                      15,551,250
                                                           ------------
                                                             54,301,250
                 Financial (6.30%)
   2,800,000     Charles Schwab Corp.                        89,250,000
   1,375,000     DVI, Inc.*#                                 15,468,750
                                                           ------------
                                                            104,718,750
                 Food and Agriculture (0.98%)
     525,000     Delta and Pine Land Co.                     16,275,000
                 Government Services (2.35%)
   1,148,000     Corrections Corp. of America*               27,839,000
     750,000     Youth Services Intl., Inc.*#                11,250,000
                                                           ------------
                                                             39,089,000
-------------------------------------------------------------------------
March 31, 1997 (Unaudited)
                                                                Market
     Shares                                                     Value
-------------------------------------------------------------------------
                 Health Services (12.24%)
     284,000     American HomePatient, Inc.*                $ 6,319,000
   1,026,500     Genesis Health Ventures, Inc.*              32,078,125
   3,825,000     Manor Care, Inc.#                           93,234,375
     925,000     Pediatric Services of America, Inc.*#       17,459,375
   1,230,000     Quorum Health Group, Inc.*                  37,976,250
     456,500     Summit Care Corp.*#                          6,105,687
     522,000     Vitalink Pharmacy Svcs, Inc.*               10,505,250
                                                           ------------
                                                            203,678,062
                 Manufacturing (2.48%)
   1,485,000     Flextronics Intl. Ltd.*#                    29,514,375
     515,000     Shaw Group, Inc.*                           11,780,625
                                                           ------------
                                                             41,295,000
                 Media and Entertainment (12.72%)
   1,300,000     American Radio Systems Corp.
                  Class A*#                                  39,650,000
     640,000     Cox Radio, Inc.*#                           13,280,000
   1,635,000     Heftel Broadcasting Corp.*#                 76,027,500
   1,215,000     Metro Networks, Inc.*#                      27,945,000
   1,669,500     Saga Communications, Inc.*#                 34,642,125
     831,500     Young Broadcasting, Inc.*#                  20,059,938
                                                           ------------
                                                            211,604,563
                 Real Estate REIT's (6.36%)
     145,000     Alexander's, Inc.*                          10,041,250
     732,800     Avatar Holdings, Inc.*#                     24,640,400
     125,000     Columbus Realty Trust                        2,515,625
     120,000     Highwoods Properties, Inc.                   4,020,000
     250,000     Kimco Realty Corp.                           8,125,000
     212,000     Public Storage, Inc.                         6,148,000
     250,000     Redwood Trust, Inc.                         11,562,500
     400,000     Starwood Lodging Trust                      15,600,000
     140,000     Storage USA, Inc.                            5,162,500
     310,000     Sun Communities, Inc.                        9,920,000
     120,000     Vornado Realty Trust                         8,010,000
                                                           ------------
                                                            105,745,275
                 Retail Trade & Restaurants (7.89%)
   1,016,000     Dollar Tree Stores, Inc.*                   37,592,000
     185,000     Nine West Group, Inc.*                       8,278,750
     556,000     Petco Animal Supplies, Inc.*                13,066,000
     140,000     Proffitt's Inc.*                             5,285,000
     160,000     Rainforest Cafe, Inc.*                       3,160,000
   2,185,000     Smart and Final, Inc.#                      42,880,625
     615,000     Stein Mart, Inc.*                           17,527,500
     122,000     Williams-Sonoma, Inc.*                       3,507,500
                                                           ------------
                                                            131,297,375
                 Transportation (0.29%)
     200,000     American Freightways Corp.*                  2,787,500
     240,000     USA Truck, Inc.*                             1,980,000
                                                           ------------
                                                              4,767,500
                 Wholesale Trade (0.68%)
     125,000     Industrie Natuzzi SPA                        2,984,375
     265,000     Libbey, Inc.                                 8,281,250
                                                           ------------
                                                             11,265,625

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


March 31, 1997 (Unaudited)
Shares or                                             Market
Principal Amount                                       Value
--------------------------------------------------------------------------------
                Miscellaneous (3.54%)             $  58,891,686
                                                  --------------
Total Common Stocks
 (Cost $1,400,561,369)                            1,553,636,698
                                                  --------------
--------------------------------------------------------------------------------
Convertible Preferred (0.57%)
--------------------------------------------------------------------------------
                Media and Entertainment (0.57%)
 200,000        American Radio Systems
                Corp. 7% Conv. +
                (Cost $10,000,000)                    9,400,000
--------------------------------------------------------------------------------
Corporate Bonds (2.45%)
--------------------------------------------------------------------------------
                Communications (1.95%)
$20,500,000     Intl. CableTel, Inc. 7.25%
                Conv. Sub. Notes 04/15/2005+         20,295,000
14,000,000      Intl. CableTel, Inc. 7.0%
                Conv. Sub. Notes 06/15/2008          12,110,000
                                                  --------------
                                                     32,405,000
                Government Services (0.47%)
6,000,000       Youth Services Intl. Inc. 7.00%
                Conv. Sub. Deb. 02/01/2006            7,800,000
                Health Care Services (0.03%)
 500,000        Occusystems, Inc. 6.0%
                Conv. Sub Notes 12/15/2001              502,500
                                                  --------------
Total Corporate Bonds
(Cost $42,470,215)                                   40,707,500
                                                  --------------


----------------------------------------------------------------------
March 31, 1997 (Unaudited)

                                                          Market
Principal Amount                                          Value
----------------------------------------------------------------------
Short Term Money Market Instruments (4.72%)
----------------------------------------------------------------------
               American Express Credit Corp. 5.9%
30,000,000     Due 04/04/97                          $   30,000,000
               Prudential Funding Corp. 6.0%
48,495,000     Due 04/01/97                              48,495,000
                                                     --------------
Total Short Term Money Market
  Instruments (Cost $78,495,000)                         78,495,000
                                                     --------------
Total Investments
  (Cost $1,531,526,584**)                             1,682,239,198
                                                     --------------
Liabilities Less
   Cash and Other Assets                                (18,891,531)
                                                     --------------
Net Assets (Equivalent to $34.98 per
  share based on 47,552,985 shares of
  beneficial interest outstanding)                   $1,663,347,667
                                                     ==============

  % Represents percentage of Net Assets
  + Restricted Securities
  # Affiliated Issuers
  * Non-income producing securities
 ** For Federal income tax purposes the cost basis is $1,531,403,608. Aggregate unrealized appreciation and depreciation of investments are $264,103,625 and $113,268,035, respectively.

-------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------


March 31, 1997 (Unaudited)

                                                                            Market
Shares                                                                      Value
-------------------------------------------------------------------------------------
Common Stocks (96.11%)
-------------------------------------------------------------------------------------
                                Amusement and Recreation Services (14.44%)
   1,610,000                    Choice Hotels Intl., Inc.*               $21,735,000
     220,000                    Circus Circus Enterprises, Inc.*           5,720,000
      80,000                    Marcus Corp.                               1,750,000
      90,000                    Mirage Resorts, Inc.*                      1,912,500
     172,500                    Sun Intl. Hotels, Ltd.*                    6,037,500
     122,500                    Vail Resorts, Inc.*                        2,388,750
                                                                          ----------
                                                                          39,543,750
                                Business Services (3.89%)
      15,000                    The Registry, Inc.*                          532,500
     175,000                    Robert Half Intl., Inc.*                   6,103,125
     110,000                    Stewart Enterprises, Inc. CL A             4,015,000
                                                                          ----------
                                                                          10,650,625
                                Chemical (1.44%)
     140,000                    OM Group, Inc.                             3,937,500
                                Communications (4.73%)
     640,000                    American Mobile Satellite Corp.*           7,200,000
     100,000                    CoreComm, Inc. (Formerly Cellular
                                 Comm. of P.R.)*                           1,450,000
     160,000                    NTL, Inc. (Formerly Intl.
                                 CableTel, Inc.)*                          3,440,000
      70,000                    Palmer Wireless, Inc.*                       857,500
                                                                          ----------
                                                                          12,947,500
                                Education (3.00%)
     140,000                    Children's Comprehensive Services,
                                  Inc.*                                    1,610,000
     175,000                    DeVry, Inc.*                               3,850,000
      58,000                    Education Management Corp.*                1,319,500
      51,000                    Learning Tree Intl., Inc.*                 1,428,000
                                                                          ----------
                                                                           8,207,500
                                Financial (10.38%)
     513,000                    Charles Schwab Corp.                      16,351,875
     215,000                    DVI, Inc.*                                 2,418,750
      60,000                    Franklin Resources, Inc.                   3,060,000
     365,000                    Medallion Financial Corp.                  6,615,625
                                                                          ----------
                                                                          28,446,250
                                Food and Agriculture (1.13%)
     100,000                    Delta and Pine Land Co.                    3,100,000
                                Government Services (2.47%)
     230,000                    Corrections Corp. of America*              5,577,500
      80,000                    Youth Services Intl., Inc.*                1,200,000
                                                                          ----------
                                                                           6,777,500
                                Health Services (12.09%)
     270,000                    Counsel Corp.*                             3,476,250
      80,000                    Genesis Health Ventures, Inc.*             2,500,000
     715,000                    Manor Care, Inc.                          17,428,125
     145,000                    Multicare Companies, Inc.*                 2,736,875
     165,000                    Pediatric Services of America, Inc.        3,114,375
     125,000                    Quorum Health Group, Inc.*                 3,859,375
                                                                          ----------
                                                                          33,115,000
                                Manufacturing (1.41%)
     195,000                    Flextronics Intl. Ltd.*                    3,875,625


-------------------------------------------------------------------------------------
March 31, 1997 (Unaudited)

                                                                            Market
    Shares                                                                  Value
-------------------------------------------------------------------------------------
                                Media & Entertainment (8.51%)
     230,000                    American Radio Systems Corp.*            $ 7,015,000
     200,000                    Heftel Broadcasting Corp.*                 9,300,000
     110,000                    Metro Networks, Inc.*                      2,530,000
     215,000                    Saga Communications, Inc.*                 4,461,250
                                                                        ------------
                                                                          23,306,250
                                Real Estate & REIT's (25.19%)
      16,000                    Alexander's, Inc.*                         1,108,000
     100,000                    Arden Realty Group, Inc.                   2,725,000
      35,000                    Avatar Holdings, Inc.*                     1,176,875
      70,000                    Beacon Properties Corp.                    2,318,750
      50,000                    Cali Realty Corp.                          1,600,000
      90,000                    CBL & Associates Properties                2,205,000
     210,000                    Columbus Realty Trust                      4,226,250
      50,000                    Crescent Real Estate Equities, Inc.        1,337,500
     110,000                    Healthcare Realty Trust, Inc.              3,011,250
     125,000                    Highwoods Properties, Inc.                 4,187,500
     120,000                    Kimco Realty Corp.                         3,900,000
     170,000                    Public Storage, Inc.                       4,930,000
      30,000                    Reckson Associates Realty Corp.            1,383,750
     160,000                    Redwood Trust, Inc.                        7,400,000
      85,000                    Spieker Properties, Inc.                   3,315,000
     215,000                    Starwood Lodging Trust                     8,385,000
     150,000                    Storage USA, Inc.                          5,531,250
     185,000                    Sun Communities, Inc.                      5,920,000
      65,000                    Vornado Realty Trust                       4,338,750
                                                                        ------------
                                                                          68,999,875
                                Retail Trade & Restaurants (5.26%)
     130,000                    Dollar Tree Stores, Inc.*                  4,810,000
      65,000                    Petco Animal Supplies, Inc.*               1,527,500
     295,000                    Smart and Final, Inc.                      5,789,375
      80,000                    Stein Mart, Inc.*                          2,280,000
                                                                        ------------
                                                                          14,406,875
                                Utility Services (2.17%)
     260,000                    Southern Union Co.*                        5,947,500
                                                                        ------------
Total Common Stocks
(Cost $239,179,454)                                                      263,261,750
                                                                        ------------
-------------------------------------------------------------------------------------
Convertible Preferred (1.03%)
-------------------------------------------------------------------------------------
                                Media and Entertainment (1.03%)
      60,000                    American Radio Systems 7% Conv.
                                 Corp.+
                                (Cost $2,955,000)                          2,820,000

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


March 31, 1997 (Unaudited)

                                                             Market
Principal Amount                                              Value
----------------------------------------------------------------------
Corporate Bonds (2.80%)
----------------------------------------------------------------------
              Communications (1.84%)
              Cellular Comm. Intl. Units
              1 Unit = $1000 0% Sr. Disc. Notes
$1,800,000    8/15/2000 and 1 Warrant                       $1,314,000
              Intl. CableTel, Inc. 7.25% Conv. Sub.
 2,000,000    Notes 4/15/2005+                               1,980,000
              Intl. CableTel, Inc. 7.0% Conv. Sub.
 2,000,000    Notes 6/15/2008                                1,730,000
                                                           -----------
                                                             5,024,000
              Energy (0.38%)
              Seacor Holdings 5.375% Conv. Due
 1,000,000    11/15/2006+                                    1,045,000
              Government Services (0.57%)
              Youth Services Intl. Inc. 7.0% Conv. Sub.
 1,200,000     Deb. 02/01/2006                               1,560,000
                                                           -----------
              Real Estate & REITs (0.01%)
              Avatar Holdings, Inc. 8.0% Sr Deb
    36,800    10/01/2000                                        33,212
                                                           -----------
Total Corporate Bonds
(Cost $7,556,555)                                           $7,662,212
                                                           -----------


--------------------------------------------------------------------------------
March 31, 1997 (Unaudited)
                                                            Market
                                                            Value
--------------------------------------------------------------------------------
Total Investments
(Cost $249,691,009**)                                     273,743,962
                                                        -------------
Cash and Other Assets
Less Liabilities                                              163,215
                                                        -------------
Net Assets (Equivalent to $18.57
  per share based on 14,750,740
  shares of beneficial interest
  outstanding)                                           $273,907,177
                                                        =============

 % Represents percentage of Net Assets
 * Non-Income producing securities
 + Restricted Securities
** For Federal income tax purposes the cost basis is $249,417,208. Aggregate unrealized appreciation and depreciation of investments are $41,808,793 and $17,482,039, respectively.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 1997 (Unaudited)


                                                                BARON ASSET       BARON GROWTH
                                                                   FUND           & INCOME FUND
                                                               ----------------   --------------
Assets:
 Investments in securities, at value
  Unaffiliated Issuers
  (Cost $853,326,520 and $249,691,009, respectively)  ......  $1,013,193,998     $273,743,962
  Affiliated Issuers (Cost $678,200,064)  ..................     669,045,200                0
 Cash    ...................................................         567,539                0
 Dividends and interest receivable  ........................       1,672,754          637,041
 Receivable for securities sold  ...........................       1,659,057          662,940
 Receivable for shares sold   ..............................       1,530,042           87,198
 Unamortized organization costs (Note 1)  ..................               0           18,080
 Prepaid expenses    .......................................          31,671                0
                                                               --------------     ------------
                                                               1,687,700,261      275,149,221
                                                               --------------     ------------
Liabilities:
 Payable for securities purchased   ........................      24,018,474          586,775
 Accrued organization costs (Note 1)   .....................               0           18,080
 Accrued expenses and other payables (Note 3)   ............         334,120          637,189
                                                               --------------     ------------
                                                                  24,352,594        1,242,044
                                                               --------------     ------------
Net Assets  ................................................  $1,663,347,667     $273,907,177
                                                               ==============     ============
Net Assets consist of:
 Par value  ................................................  $      475,530     $    147,507
 Paid-in capital in excess of par value   ..................   1,535,803,774      252,243,634
 Undistributed net investment income(loss)   ...............      (3,233,931)         713,635
 Accumulated net realized loss   ...........................     (20,410,320)      (3,250,552)
 Net unrealized appreciation on investments  ...............     150,712,614       24,052,953
                                                               --------------     ------------
Net Assets  ................................................  $1,663,347,667     $273,907,177
                                                               ==============     ============
Shares of Beneficial Interest Outstanding
 ($.01 par value; indefinite shares authorized) ............      47,552,985       14,750,740
                                                               ==============     ============
Net Asset Value Per Share  .................................  $        34.98     $      18.57
                                                               ==============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997 (Unaudited)


                                                                            BARON ASSET       BARON GROWTH
                                                                               FUND           & INCOME FUND
                                                                           ----------------   --------------
Investment income:
 Income:
  Interest  ............................................................     $  3,182,243      $   404,406
  Dividends -- Unaffiliated Issuers    .................................        2,838,933        2,082,798
  Dividends -- Affiliated Issuers   ....................................          398,480                0
  Miscellaneous   ......................................................               50              325
                                                                             -------------     -----------
  Total income    ......................................................        6,419,706        2,487,529
                                                                             -------------     -----------
 Expenses:
  Investment advisory fees (Note 3)    .................................        7,036,464        1,250,011
  Distribution fees (Note 3)  ..........................................        1,759,117          312,503
  Custodian fees  ......................................................           70,200           33,540
  Shareholder servicing agent fees  ....................................          244,400           71,955
  Amortization of organization costs (Note 1)   ........................                0            3,271
  Registration and filing fees   .......................................          193,099           37,760
  Trustee fees    ......................................................           24,630            4,200
  Professional fees  ...................................................           22,750           11,190
  Reports to shareholders  .............................................          284,300           47,565
  Insurance    .........................................................            5,604            1,004
  Miscellaneous   ......................................................           13,073            5,676
                                                                             -------------     -----------
  Total expenses  ......................................................        9,653,637        1,778,675
                                                                             -------------     -----------
  Net investment income (loss)   .......................................       (3,233,931)         708,854
                                                                             -------------     -----------
Realized and unrealized gain(loss) on investments:
 Net realized loss on investments sold in Unaffiliated Issuers    ......      (19,532,218)      (3,255,280)
 Net realized loss on investments sold in Affiliated Issuers   .........         (766,353)
 Change in net unrealized appreciation of investments    ...............      (20,648,664)       5,502,821
                                                                             -------------     -----------
  Net gain(loss) on investments  .......................................      (40,947,235)       2,247,541
                                                                             -------------     -----------
  Net increase(decrease) in net assets resulting from operations  ......    ($ 44,181,166)     $ 2,956,395
                                                                             =============     ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------




                                                                  BARON ASSET FUND                BARON GROWTH & INCOME FUND
                                                        -------------------------------------  --------------------------------
                                                            For the                               For the
                                                           Six Months           For the          Six Months        For the
                                                             Ended            Year Ended           Ended          Year Ended
                                                         March 31, 1997      September 30,     March 31, 1997    September 30,
                                                          (Unaudited)            1996           (Unaudited)          1996
                                                        ------------------  -----------------  ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income (loss)   .....................   ($   3,233,931)     ($   2,017,953)    $    708,854    $  1,198,083
  Net realized gain(loss) on investments sold   ......      (20,298,571)          3,537,309       (3,255,280)      2,050,709
  Net change in unrealized appreciation on
   investments    ....................................      (20,648,664)         95,636,324        5,502,821      16,132,008
                                                          --------------      --------------    ------------     ------------
   Increase(decrease) in net assets resulting from
    operations    ....................................      (44,181,166)         97,155,680        2,956,395      19,380,800
                                                          --------------      --------------    ------------     ------------
Dividends to shareholders from:
  Net investment income    ...........................                0                   0       (1,142,621)        (98,552)
  Net realized gain on investments  ..................       (1,419,734)           (399,312)      (2,059,229)       (279,674)
                                                          --------------      --------------    ------------     ------------
                                                             (1,419,734)           (399,312)      (3,201,850)       (378,226)
                                                          --------------      --------------    ------------     ------------
Capital share transactions:
  Proceeds from the sale of shares  ..................      785,773,753       1,084,282,947      115,406,388     203,114,578
  Net asset value of shares issued in reinvestment
   of dividends   ....................................        1,352,665             386,670        3,077,823         368,158
  Cost of shares redeemed  ...........................     (244,235,505)       (305,341,662)     (51,566,073)    (43,883,283)
                                                          --------------      --------------    ------------     ------------
    Increase in net assets derived from capital
      share transactions   ...........................      542,890,913         779,327,955       66,918,138     159,599,453
                                                          --------------      --------------    ------------     ------------
  Net increase in net assets  ........................      497,290,013         876,084,323       66,672,683     178,602,027
Net assets:
  Beginning of period   ..............................    1,166,057,654         289,973,331      207,234,494      28,632,467
                                                          --------------      --------------    ------------     ------------
  End of year of period    ...........................    $1,663,347,667      $1,166,057,654    $273,907,177    $207,234,494
                                                          ==============      ==============    ============     ============
Undistributed net investment income(loss) at end of
 period  .............................................   ($   3,233,931)      $           0     $    713,635    $  1,147,402
                                                          ==============      ==============    ============     ============
Shares of Beneficial Interest:
  Shares sold  .......................................       21,414,332          32,101,812        6,032,485      11,899,055
  Shares issued in reinvestment dividends    .........           37,932              13,224          164,325          24,692
  Shares redeemed    .................................       (6,741,834)         (9,168,078)      (2,707,922)     (2,600,496)
                                                          --------------      --------------    ------------     ------------
  Net increase    ....................................       14,710,430          22,946,958        3,488,888       9,323,251
                                                          ==============      ==============    ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------



(1) Significant Accounting Policies

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers two series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, and Baron Growth & Income Fund, started in January of 1995. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(c) Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and Federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(d) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(e) Expense Allocation. Expenses directly attributed to a Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets.

(f) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(g) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.


2) Purchases and Sales of Securities.


During the six months ended March 31, 1997, purchases and sales of securities, other than short term securities, aggregated $622,279,316 and $112,953,559, respectively for Baron Asset Fund, and $101,387,624 and $33,120,894, respectively for Baron Growth & Income Fund.


(3) Investment Advisory Fees and Other Transactions with Affiliates


(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. The Adviser has agreed that if the expenses (exclusive of interest, taxes, brokerage, extraordinary expenses and amounts paid by the Funds under the plan of distribution) of either Fund in any fiscal year exceed the limits prescribed by any state in which that Fund's shares are qualified for sale, the Adviser will reduce its fee by the amount of any such excess, up to the amount of the Adviser's fee.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 1997, BCI earned $1,001,134 in brokerage commissions from Baron Asset Fund, and $231,036 from Baron Growth & Income Fund.

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) Investment in Affiliates*

BARON ASSET FUND




                                           Balance of          Gross        Gross sales
                                         Shares Held on      Purchases          and
           Name of Issuer                Sep. 30, 1996     and Additions    Reductions
---------------------------------------  ----------------  ---------------  -------------
American Mobile Satellite Corp.  ......     1,660,000         1,747,600
American Radio Systems Corp. Class A          600,000           700,000
Avatar Holdings   .....................       480,000           252,800
Choice Hotels Intl. Inc.** ............             0         6,168,000
CoreComm, Inc.    .....................       870,000           224,900
Cox Radio, Inc.   .....................       390,000           250,000
Cross Timbers Oil Co.***   ............     1,325,000         1,155,000
DVI, Inc.   ...........................     1,305,000            70,000
Flextronics Intl. Ltd.  ...............     1,270,000           215,000
Heftel Broadcasting Corp.  ............       615,000         1,020,000
Manor Care, Inc.  .....................     3,400,000           425,000
Metro Networks, Inc.    ...............             0         1,215,000
Pediatric Services of America, Inc.           634,000           291,000
Saga Communications, Inc.  ............     1,560,300           109,200
Smart and Final, Inc.   ...............     1,940,000           245,000
Summit Care Corp.    ..................       483,000            65,500       92,000
Vail Resorts, Inc.   ..................             0         2,085,000
Young Broadcasting, Inc.   ............             0           831,500
Youth Services Intl., Inc.    .........       588,750           161,250



                                           Balance of                             Dividend
                                         Shares Held on        Value               Income
           Name of Issuer                March 31, 1997    March 31, 1997    Oct. 1-Mar. 31, 1997
---------------------------------------  ----------------  ----------------  ---------------------
American Mobile Satellite Corp.  ......     3,407,600        $ 38,335,500
American Radio Systems Corp. Class A        1,300,000          39,650,000
Avatar Holdings   .....................       732,800          24,640,400
Choice Hotels Intl. Inc.** ............     6,168,000          83,268,000
CoreComm, Inc.    .....................     1,094,900          15,876,050
Cox Radio, Inc.   .....................       640,000          13,280,000
Cross Timbers Oil Co.***   ............     2,480,000          38,750,000          $101,250
DVI, Inc.   ...........................     1,375,000          15,468,750
Flextronics Intl. Ltd.  ...............     1,485,000          29,514,375
Heftel Broadcasting Corp.  ............     1,635,000          76,027,500
Manor Care, Inc.  .....................     3,825,000          93,234,375            91,980
Metro Networks, Inc.    ...............     1,215,000          27,945,000
Pediatric Services of America, Inc.           925,000          17,459,375
Saga Communications, Inc.  ............     1,669,500          34,642,125
Smart and Final, Inc.   ...............     2,185,000          42,880,625           205,250
Summit Care Corp.    ..................       456,500           6,105,687
Vail Resorts, Inc.   ..................     2,085,000          40,657,500
Young Broadcasting, Inc.   ............       831,500          20,059,938
Youth Services Intl., Inc.    .........       750,000          11,250,000
                                                             -------------         ---------
                                                             $669,045,200          $398,480
                                                             =============         =========

----------
 * Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Baron Asset Fund held 5% or more of the outstanding voting securities.
 ** 3,400,000 shares received from Manor Care spin-off. 2,768,000 shares purchased after spin-off.
*** 810,000 shares received from 3:2 split.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

(5) Financial Highlights

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------





                                                                                Year Ended September 30,
                                                   Six Months
                                                     ended
                                                 March, 31, 1997
                                                  (Unaudited)        1996         1995         1994         1993
                                                 ----------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period  .........   $   35.50        $ 29.30      $  22.82     $  21.91     $  16.20
                                                  ----------       ----------   ----------   ----------   ----------
Income from investment operations
Net investment income (loss)    ...............       (0.07)         (0.06)        (0.09)       (0.14)       (0.13)
Net realized and unrealized gains (losses) on
  investments   ...............................       (0.41)          6.29          7.23         1.82         6.00
                                                  ----------       -----------  ----------   ----------   ----------
  Total from investment operations   ..........       (0.48)          6.23          7.14         1.68         5.87
Less distributions
Dividends from net investment income  .........        0.00           0.00          0.00         0.00         0.00
Distributions from net realized gains    ......       (0.04)         (0.03)        (0.66)       (0.77)       (0.16)
                                                  ----------       -----------  ----------   ----------   ----------
  Total Distributions    ......................       (0.04)         (0.03)        (0.66)       (0.77)       (0.16)
                                                  ----------       -----------  ----------   ----------   ----------
Net asset value, end of period  ...............   $   34.98        $ 35.50      $  29.30     $  22.82     $  21.91
                                                  ==========       ===========  ==========   ==========   ==========
  Total Return  ...............................        (1.4%)         21.3%         32.3%         8.0%        36.5%
                                                  ----------       -----------  ----------   ----------   ----------
Ratios/Supplemental Data
  Net assets (in millions), end of period  ....   $ 1,663.3       $1,166.1     $   290.0     $   80.3     $   59.9
Ratio of expenses to average net assets  ......         1.4%**         1.4%          1.4%         1.6%         1.8%
Ratio of net investment income (loss) to
  average net assets  .........................        (0.5%)**       (0.3%)        (0.5%)       (0.7%)       (0.7%)
Portfolio turnover rate   .....................         8.3%          19.3%         35.2%        55.9%       107.9%
Average per share commission rate paid***   .        0.0600         0.0600



                                                   1992         1991         1990         1989         1988           1987*
                                                 -----------  -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period  .........  $  14.80      $ 10.88     $  17.22      $ 12.98      $ 11.95      $   10.00
                                                 ----------    -------     ----------    -------      -------      ----------
Income from investment operations
Net investment income (loss)    ...............     (0.08)        0.07         0.21         0.13         0.05           0.07
Net realized and unrealized gains (losses) on
  investments   ...............................      1.52         4.05        (5.14)        4.81         1.18           1.88
                                                 ----------    -------     ----------    -------      -------      ----------
  Total from investment operations   ..........      1.44         4.12        (4.93)        4.94         1.23           1.95
Less distributions
Dividends from net investment income  .........     (0.04)       (0.20)       (0.16)       (0.05)       (0.03)          0.00
Distributions from net realized gains    ......      0.00         0.00        (1.25)       (0.65)       (0.17)          0.00
                                                 ----------    -------     ----------    -------      -------      ----------
  Total Distributions    ......................     (0.04)       (0.20)       (1.41)       (0.70)       (0.20)          0.00
                                                 ----------    -------     ----------    -------      -------      ----------
Net asset value, end of period  ...............  $  16.20      $ 14.80     $  10.88      $ 17.22      $ 12.96      $   11.95
                                                 ==========    =======     ==========    =======      =======      ==========
  Total Return  ...............................       9.7%       38.3 %       (30.7%)       39.9%        10.7%          19.5%
                                                 ----------    -------     ----------    -------      -------      ----------
Ratios/Supplemental Data
  Net assets (in millions), end of period  ....  $   43.8      $  47.4     $   40.0      $  47.7      $  11.7      $     3.9
Ratio of expenses to average net assets  ......       1.7%         1.7%         1.8%         2.1%         2.5%           2.8%**
Ratio of net investment income (loss) to
  average net assets  .........................      (0.5%)        0.5%         1.5%         1.3%         0.5%           1.9%**
Portfolio turnover rate   .....................      95.5%       142.7%        97.8%       148.9%       242.4%          87.7%
Average per share commission rate paid***   .

----------
 * For the period June 12, 1987 (commencement of operations) to September 30, 1987.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315 ($0.01 per share) in 1989, $83,219 ($0.11 per share) in 1988, and $36,330 ($0.20 per share) in 1987. The reimbursement amounts are excluded from the expense data above.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND

Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------




                                                                 Six Months          Year Ended September 30,
                                                                    ended
                                                                March, 31, 1997
                                                                 (Unaudited)         1996           1995*
                                                                ----------------   -----------   ---------------
Net asset value, beginning of period    .....................      $18.40             $14.77       $   10.00
                                                                ----------         ---------       ----------
Income from investment operations
Net investment income    ....................................        0.04               0.11            0.04
Net realized and unrealized gains on investments    .........        0.38               3.66            4.73
                                                                ----------         ---------       ----------
  Total from investment operations   ........................        0.42               3.77            4.77
Less distributions    .......................................
Dividends from net investment income    .....................       (0.09)             (0.04)           0.00
Distributions from net realized gains   .....................       (0.16)             (0.10)           0.00
                                                                ----------         ---------       ----------
  Total Distributions   ....................................        (0.25)             (0.14)           0.00
                                                                ----------         ---------       ----------
Net asset value, end of period    ...........................      $18.57             $18.40       $   14.77
                                                                ==========         =========       ==========
  Total Return  .............................................         2.3%              25.8%           47.7%
                                                                ----------         ---------       ----------
Ratios/Supplemental Data
Net assets (in millions), end of period   ...................      $273.9             $207.2       $    28.6
Ratio of expenses to average net assets    ..................         1.4%**             1.5%            2.0%**
Ratio of net investment income to average net assets   ......          .6%**             1.2%            1.1%**
Portfolio turnover rate  ....................................        13.4%              40.3%           40.6%
Average per share commission rate paid***  ..................      0.0600             0.0600

----------

 * For the period January 3, 1995 (commencement of operations) to September 30, 1995.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995. The expense offset amounts are included in expense data above.